UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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|_|	Soliciting Material Pursuant to §240.14a-12

BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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August 7, 2009

Dear Shareholder:

On or about July 17, 2009, BlackRock Preferred and Corporate Income Strategies Fund, Inc. (“PSW”) and BlackRock Preferred Income Strategies Fund, Inc. (“PSY”) mailed a joint proxy statement to you describing the matters to be voted on at the joint annual meeting of the BlackRock Closed-End Funds listed in Annex A (each, a “Fund”), which will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055, on Wednesday, August 26, 2009, at 1:00 p.m. (Eastern time).

The purpose of the meeting is to seek shareholder approval of nominees to the Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. At a meeting of the Boards held on May 28-29, 2009, each Board approved the proposed nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests. The Funds’ joint annual meeting is less than one month away. If you have not already voted, we urge you to do so promptly. Enclosed herewith is a duplicate copy of the proxy card.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope. If you already returned a validly executed proxy card, your votes will be recorded unless you submit a subsequent proxy or you otherwise revoke your prior proxy. If you have not voted or wish to change your vote, please mark, date and execute the enclosed proxy card and mail it promptly in the enclosed envelope.

You received the joint proxy statement and this supplement to the joint proxy statement because you were a shareholder of record of at least one of PSW and PSY on June 29, 2009 (the “Record Date”). Certain other BlackRock Closed-End Funds will also hold their annual meeting at the place and date stated above. If you were also a shareholder of record on June 29, 2009 of one or more of those other funds, you should have received a separate proxy statement and proxy card relating to those funds. Please sign, date and return each proxy card you receive. If you have any questions about the proposal to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

Sincerely,

Howard B. Surloff
Secretary of the Fund

BlackRock Closed-End Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

* * *

Supplemental Information

The information set forth below amends and supplements the definitive joint proxy statement of the Funds, dated July 17, 2009, in connection with the joint annual meeting. The supplemental information contained below is incorporated by reference into the joint proxy statement. To the extent supplemental information differs from, updates, or conflicts with information in the joint proxy statement, the supplemental information governs.

The number of outstanding shares of auction market preferred stock (“AMPS”) of PSW and PSY were incorrectly reported as 2,730 and 11,000, respectively, on page A-1 of Appendix A “Fund Information” of the joint proxy statement. As of the Record Date, the correct number of outstanding AMPS for each of PSW and PSY was 1,610 and 6,761, respectively.

Appendix B “Compensation of the Board Members” of the joint proxy statement is restated in its entirety as set forth in Annex B to correct the amount of deferred compensation of certain Board Members and reflect additional disclosure regarding compensation.

The table beginning on page C-1 of Appendix C “Equity Securities Owned by Board Members” of the joint proxy statement is amended and supplemented as set forth in Annex C to reflect the correct ownership of certain of the Funds by certain Board Members.

The table beginning on page I-1 of Appendix I “5% Share Ownership” of the joint proxy statement is amended and supplemented as set forth in Annex D to reflect the correct ownership of PSY and PSW by persons who beneficially owned or owned of record 5% or more of the outstanding shares of the class of such Funds indicated in the table.

If you already returned a validly executed proxy card, your votes will be recorded unless you submit a subsequent proxy or you otherwise revoke your prior proxy. If you have not voted, wish to change your vote or need assistance in voting, please contact The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

Annex A

Fund Information

The following table lists the name and ticker symbol of each Fund.

Ticker	Fund
ARK	BlackRock Senior High Income Fund, Inc.
CII	BlackRock Enhanced Capital and Income Fund, Inc.
COY	BlackRock Corporate High Yield Fund, Inc.
CYE	BlackRock Corporate High Yield Fund III, Inc.
DSU	BlackRock Debt Strategies Fund, Inc.
DVF	BlackRock Diversified Income Strategies Fund, Inc.
EGF	BlackRock Enhanced Government Fund, Inc.
FRA	BlackRock Floating Rate Income Strategies Fund, Inc.
FRB	BlackRock Floating Rate Income Strategies Fund II, Inc.
HYT	BlackRock Corporate High Yield Fund VI, Inc.
HYV	BlackRock Corporate High Yield Fund V, Inc.
MCA	BlackRock MuniYield California Insured Fund, Inc.
MEN	BlackRock MuniEnhanced Fund, Inc.
MFL	BlackRock MuniHoldings Insured Investment Fund
MFT	BlackRock MuniYield Insured Investment Fund
MHD	BlackRock MuniHoldings Fund, Inc.
MHE	The Massachusetts Health & Education Tax-Exempt Trust
MHN	BlackRock MuniHoldings New York Insured Fund, Inc.
MIY	BlackRock MuniYield Michigan Insured Fund, Inc.
MJI	BlackRock MuniYield New Jersey Insured Fund, Inc.
MNE	BlackRock Muni New York Intermediate Duration Fund, Inc.
MPA	BlackRock MuniYield Pennsylvania Insured Fund
MQT	BlackRock MuniYield Quality Fund II, Inc.
MQY	BlackRock MuniYield Quality Fund, Inc.
MUC	BlackRock MuniHoldings California Insured Fund, Inc.
MUE	BlackRock MuniHoldings Insured Fund II, Inc.
MUH	BlackRock MuniHoldings Fund II, Inc.
MUI	BlackRock Muni Intermediate Duration Fund, Inc.
MUJ	BlackRock MuniHoldings New Jersey Insured Fund, Inc.
MUS	BlackRock MuniHoldings Insured Fund, Inc.
MVF	BlackRock MuniVest Fund, Inc.
MVT	BlackRock MuniVest Fund II, Inc.
MYC	BlackRock MuniYield California Fund, Inc.
MYD	BlackRock MuniYield Fund, Inc.
MYF	BlackRock MuniYield Investment Fund
MYI	BlackRock MuniYield Insured Fund, Inc.
MYJ	BlackRock MuniYield New Jersey Fund, Inc.
MYM	BlackRock MuniYield Michigan Insured Fund II, Inc.
MYN	BlackRock MuniYield New York Insured Fund, Inc.
MZA	BlackRock MuniYield Arizona Fund, Inc.
PSW	BlackRock Preferred and Corporate Income Strategies Fund, Inc.
PSY	BlackRock Preferred Income Strategies Fund, Inc.

A-1

Annex B

Compensation of the Board Members

     The Board Members who are not “interested persons,” as defined in the 1940 Act, (the “Independent Board Members”) receive retainer fees which includes meeting fees (up to six meetings per year) for Board and Committee meetings and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act; provided, however, that Mr. Gabbay, a former employee and consultant of BlackRock, and currently an interested person of the Funds, received compensation in the amount noted below for services rendered as an employee. Effective January 1, 2009, Mr. Gabbay receives as compensation for his services as a Board Member of the Funds in the Fund Complex and other BlackRock-advised funds, an annual retainer of $412,500 allocated to the Funds and other BlackRock-advised Funds, based on their net assets. In addition, Mr. Gabbay, receives meeting fees for attendance at board meetings held by the two open-end BlackRock fund complexes. Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the Board and the boards of two open-end fund complexes is equal to 75% of each retainer and, where applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards. The Board or an open-end fund complex board may reduce its compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those reductions. Information regarding compensation, including amounts deferred, paid to the Independent Board Members and Mr. Gabbay for each Fund’s most recent fiscal year is set forth below.

     Each Fund shall pay a pro rata portion quarterly (based on the relative net assets) of the following Board Member fees paid by the funds in the Fund Complex for which they serve: (i) $250,000 per annum for each Independent Board Member as a retainer and (ii) $10,000 per day for each Independent Board Member for each special meeting of each board in the Fund Complex for which they serve (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Board Member shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of each board and any committee thereof. Mr. Cavanagh will receive an additional $120,000 per annum from the funds in the Fund Complex for acting as the Chair for each board. Ms. Robards will receive an additional $40,000 per annum from the funds in the Fund Complex for acting as the Vice Chair for each board. Mr. Fabozzi will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Performance Oversight Committee. Ms. Feldstein will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Compliance Committee. Mr. Hubbard will receive an additional $10,000 per annum from the funds in the Fund Complex for acting as Chair of each Governance and Nominating Committee. Mr. Dixon, Mr. Fabozzi, Mr. Flynn, Mr. Kester and Ms. Robards will each receive an additional $25,000 per annum from the funds in the Fund Complex for their service on each Audit Committee. Ms. Robards will receive an additional $35,000 per annum from the funds in the Fund Complex for acting as the Chair of each Audit Committee. The additional compensation payable to Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein, Mr. Flynn, Mr. Hubbard, Mr. Kester and Ms. Robards will be allocated among the funds in the Fund Complex for which they serve based on their relative net assets.

     The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Fund Complex may be deferred pursuant to the Fund Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Fund Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Fund Complex for which they serve. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds in the Fund Complex selected by the Independent Board Members in order to match its deferred compensation obligation. For the year ended December 31, 2008, the Funds supervised by the Boards reimbursed Independent Board Member expenses in an aggregate amount of $72,531.

     The table below sets forth the aggregate compensation paid to each Independent Board Member and Mr. Gabbay by each Fund during its most recently completed fiscal year (based on each Fund’s post-amended fiscal year end).

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)	Kent Dixon (3)(12)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)	G. Nicholas Beckwith III (7)	James T. Flynn (8)	Jerrold B. Harris (9)	W. Carl Kester (10)	Karen P. Robards (11)	Robert S. Salomon Jr. 12)(14)	Henry Gabbay (12)	Fund Total
ARK	28-Feb	$3,116.23	$2,316.12	$2,484.55	$2,274.01	$2,189.78	$2,105.57	$2,316.12	$2,105.57	$2,316.12	$2,947.79	$2,011.31	$201.95	$26,385.12
CII	31-Oct	$2,532.60	$1,882.33	$2,019.23	$1,848.11	$1,779.67	$1,711.21	$1,882.33	$1,711.21	$1,882.33	$2,395.70	$1,882.33	$—	$21,527.07
COY	28-Feb	$2,867.71	$2,131.40	$2,286.42	$2,092.65	$2,015.15	$1,937.64	$2,131.40	$1,937.64	$2,131.40	$2,712.69	$1,832.77	$205.87	$24,282.73
CYE	28-Feb	$3,038.06	$2,258.01	$2,422.23	$2,216.97	$2,134.85	$2,052.74	$2,258.01	$2,052.74	$2,258.01	$2,873.83	$1,945.96	$215.18	$25,726.59
DSU	28-Feb	$6,299.34	$4,681.95	$5,022.45	$4,596.83	$4,426.57	$4,256.32	$4,681.95	$4,256.32	$4,681.95	$5,958.85	$4,119.66	$350.80	$53,332.99
DVF	31-Aug	$1,683.24	$1,251.07	$1,342.04	$1,228.32	$1,182.82	$1,137.33	$1,251.07	$1,137.33	$1,251.07	$1,592.25	$1,251.07	$—	$14,307.60
EGF	31-Dec	$2,505.01	$1,861.84	$1,997.24	$1,827.99	$1,760.29	$1,692.58	$1,861.84	$1,692.58	$1,861.84	$2,369.61	$1,861.84	$—	$21,292.66
FRA	31-Aug	$2,785.11	$2,070.02	$2,220.55	$2,032.37	$1,957.11	$1,881.83	$2,070.02	$1,881.83	$2,070.02	$2,634.55	$2,070.02	$—	$23,673.42
FRB	28-Feb	$1,895.66	$1,408.93	$1,511.41	$1,383.32	$1,332.10	$1,280.86	$1,408.93	$1,280.86	$1,408.93	$1,793.20	$1,219.98	$133.14	$16,057.32
HYT	31-Aug	$4,045.71	$3,006.95	$3,225.65	$2,952.28	$2,842.94	$2,733.59	$3,006.95	$2,733.59	$3,006.95	$3,827.02	$3,150.35	$—	$34,531.98
HYV	31-Aug	$3,788.55	$2,815.82	$3,020.60	$2,764.63	$2,662.23	$2,559.84	$2,815.82	$2,559.84	$2,815.82	$3,583.77	$2,949.92	$—	$32,336.83
MCA	31-Jul	$4,283.80	$3,183.91	$3,415.48	$3,126.02	$3,010.24	$2,894.47	$3,183.91	$2,894.47	$3,183.91	$4,052.25	$3,846.73	$—	$37,075.18
MEN	30-Apr	$3,781.73	$2,810.74	$3,015.17	$2,759.64	$2,657.42	$2,555.22	$2,810.74	$2,555.22	$2,810.74	$3,577.31	$1,749.44	$574.83	$31,658.22
MFL	31-Aug	$5,166.68	$3,840.10	$4,119.38	$3,770.28	$3,630.64	$3,491.01	$3,840.10	$3,491.01	$3,840.10	$4,887.41	$3,840.10	$—	$43,916.82
MFT	31-Jul	$1,039.66	$772.73	$828.93	$758.67	$730.58	$702.47	$772.73	$702.47	$772.73	$983.46	$772.73	$—	$8,837.15
MHD	30-Apr	$2,541.59	$1,889.01	$2,026.40	$1,854.67	$1,785.97	$1,717.29	$1,889.01	$1,717.29	$1,889.01	$2,404.19	$1,195.25	$369.43	$21,279.11
MHE	31-Aug	$295.95	$219.95	$235.95	$215.95	$207.96	$199.97	$219.95	$199.97	$219.95	$279.95	$219.95	$—	$2,515.50
MHN	31-Aug	$4,326.36	$3,215.52	$3,449.38	$3,157.07	$3,040.13	$2,923.20	$3,215.52	$2,923.20	$3,215.52	$4,092.48	$3,215.52	$—	$36,773.91
MIY	31-Jul	$2,362.35	$1,755.81	$1,883.49	$1,723.87	$1,660.03	$1,596.18	$1,755.81	$1,596.18	$1,755.81	$2,234.66	$1,755.81	$—	$20,080.01
MJI	31-Jul	$1,127.36	$837.89	$898.84	$822.65	$792.19	$761.74	$837.89	$761.74	$837.89	$1,066.41	$837.89	$—	$9,582.48
MNE	31-Jul	$516.61	$383.95	$411.89	$376.98	$363.02	$349.05	$383.95	$349.05	$383.95	$488.68	$383.95	$—	$4,391.07
MPA	31-Jul	$1,510.00	$1,122.30	$1,203.92	$1,101.89	$1,061.09	$1,020.27	$1,122.30	$1,020.27	$1,122.30	$1,428.36	$1,122.30	$—	$12,835.00
MQT	30-Apr	$3,387.38	$2,517.65	$2,700.75	$2,471.87	$2,380.33	$2,288.78	$2,517.65	$2,288.78	$2,517.65	$3,204.29	$1,562.72	$517.41	$28,355.26
MQY	30-Apr	$5,273.18	$3,919.26	$4,204.29	$3,848.01	$3,705.47	$3,562.96	$3,919.26	$3,562.96	$3,919.26	$4,988.14	$2,412.83	$813.22	$44,128.83
MUC	31-Jul	$5,158.38	$3,833.92	$4,112.75	$3,764.22	$3,624.81	$3,485.39	$3,833.92	$3,485.39	$3,833.92	$4,879.55	$4,556.86	$—	$44,569.13
MUE	31-Jul	$2,653.80	$1,972.42	$2,115.87	$1,936.56	$1,864.84	$1,793.12	$1,972.42	$1,793.12	$1,972.42	$2,510.35	$2,558.36	$—	$23,143.27
MUH	30-Apr	$1,910.72	$1,420.11	$1,523.40	$1,394.30	$1,342.67	$1,291.01	$1,420.11	$1,291.01	$1,420.11	$1,807.43	$893.17	$281.09	$15,995.15
MUI	30-Apr	$6,829.66	$5,076.10	$5,445.27	$4,983.81	$4,799.23	$4,614.64	$5,076.10	$4,614.64	$5,076.10	$6,460.49	$3,141.04	$1,010.39	$57,127.48
MUJ	31-Jul	$2,761.21	$2,052.26	$2,201.50	$2,014.94	$1,940.31	$1,865.68	$2,052.26	$1,865.68	$2,052.26	$2,611.95	$2,052.26	$—	$23,470.33
MUS	30-Apr	$2,101.25	$1,561.74	$1,675.32	$1,533.33	$1,476.55	$1,419.77	$1,561.74	$1,419.77	$1,561.74	$1,987.66	$961.02	$319.49	$17,579.39
MVF	31-Aug	$5,497.39	$4,085.89	$4,383.05	$4,011.60	$3,863.02	$3,714.44	$4,085.89	$3,714.44	$4,085.89	$5,200.22	$4,085.89	$—	$46,727.73
MVT	30-Apr	$3,339.86	$2,482.35	$2,662.86	$2,437.20	$2,346.94	$2,256.67	$2,482.35	$2,256.67	$2,482.35	$3,159.34	$1,579.02	$488.00	$27,973.60
MYC	31-Jul	$2,649.54	$1,969.26	$2,112.48	$1,933.45	$1,861.85	$1,790.23	$1,969.26	$1,790.23	$1,969.26	$2,506.33	$2,547.96	$—	$23,099.86
MYD	30-Apr	$7,245.09	$5,384.87	$5,776.49	$5,286.95	$5,091.14	$4,647.08	$5,384.87	$4,647.08	$5,384.87	$6,853.47	$3,430.25	$1,046.55	$60,178.70
MYF	31-Jul	$1,674.89	$1,244.84	$1,335.39	$1,222.20	$1,176.94	$1,131.67	$1,244.84	$1,131.67	$1,244.84	$1,584.36	$1,771.86	$—	$14,763.53
MYI	31-Jul	$8,160.40	$6,065.16	$6,506.26	$5,954.88	$5,734.33	$5,513.78	$6,065.16	$5,513.78	$6,065.16	$7,719.30	$6,951.36	$—	$70,249.60
MYJ	31-Jul	$1,836.28	$1,364.80	$1,464.08	$1,339.99	$1,290.37	$1,240.74	$1,364.80	$1,240.74	$1,364.80	$1,737.04	$1,899.66	$—	$16,143.29
MYM	31-Jul	$1,463.19	$1,087.51	$1,166.61	$1,067.74	$1,028.20	$988.65	$1,087.51	$988.65	$1,087.51	$1,384.11	$1,603.85	$—	$12,953.53
MYN	31-Jul	$4,688.64	$3,484.81	$3,738.25	$3,421.45	$3,294.72	$3,168.00	$3,484.81	$3,168.00	$3,484.81	$4,435.20	$4,169.45	$—	$40,538.14
MZA	31-Jul	$537.22	$399.28	$428.34	$392.03	$377.52	$362.99	$399.28	$362.99	$399.28	$508.19	$867.73	$—	$5,034.86
PSW	31-Oct	$1,872.22	$1,391.52	$1,492.72	$1,366.22	$1,315.62	$1,265.01	$1,391.52	$1,265.01	$1,391.52	$1,771.02	$1,391.52	$—	$15,913.90
PSY	31-Oct	$7,495.84	$5,571.22	$5,976.40	$5,469.93	$5,267.35	$5,064.75	$5,571.22	$5,064.75	$5,571.22	$7,090.65	$5,571.22	$—	$63,714.53

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)	Kent Dixon (3)(12)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)	G. Nicholas Beckwith III (7)	James T. Flynn (8)	Jerrold B. Harris (9)	W. Carl Kester (10)	Karen P. Robards (11)	Robert S. Salomon Jr. (12)(14)	Henry Gabbay (12)	Fund Total
Total Compensation from Fund Complex (13)		$ 386,803	$ 287,730	$ 304,055	$ 273,299	$ 280,349	$ 250,000	$ 275,000	$ 250,000	$ 275,000	$ 350,000	$ 275,000
Number of Funds in Fund Complex Overseen by Board Member		106	106	106	106	106	106	106	106	106	106	Retired	106

(1)	Information is for the Fund’s most recent fiscal year. The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. Information reflected in this chart is for the post-amended FYE.
(2)	Total amount of deferred compensation, including interest, payable to Board Member is $206,186.54 as of 12/31/08.
(3)	Total amount of deferred compensation, including interest, payable to Board Member is $132,379.75 as of 12/31/08.
(4)	Total amount of deferred compensation, including interest, payable to Board Member is $186,033.24 as of 12/31/08.
(5)	Total amount of deferred compensation, including interest, payable to Board Member is $108,573.76 as of 12/31/08.
(6)	Total amount of deferred compensation, including interest, payable to Board Member is $395,383.02 as of 12/31/08.
(7)	Total amount of deferred compensation, including interest, payable to Board Member is $91,311.50 as of 12/31/08.
(8)	Total amount of deferred compensation, including interest, payable to Board Member is $100,442.64 as of 12/31/08.
(9)	Total amount of deferred compensation, including interest, payable to Board Member is $91,311.50 as of 12/31/08.
(10)	Total amount of deferred compensation, including interest, payable to Board Member is $54,786.90 as of 12/31/08.
(11)	Total amount of deferred compensation, including interest, payable to Board Member is $84,371.82 as of 12/31/08.
(12)	As of December 31, 2008 the Board Member did not participate in the deferred compensation plan.
(13)	Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2008. Of this amount, Mr. Cavanagh, Mr. Fabozzi, Ms. Feldstein, Mr. Hubbard, Mr. Beckwith III, Mr. Flynn, Mr. Harris, Mr. Kester, and Ms. Robards deferred $51,800, $88,500, $81,000, $130,000, $125,000, $137,500, $125,000, $75,000, and $115,500, respectively, pursuant to the Fund Complex’s deferred compensation plan.
(14)	On December 31, 2008, Robert S. Salomon Jr. retired from the Board pursuant to the Funds’ retirement policy which requires Board Members to resign on December 31 in the year in which they turn 72.

Annex C

Equity Securities Owned by Board Members

     The information set forth below supplements the information set forth in Appendix C “Equity Securities Owned by Board Members” to the joint proxy statement dated July 17, 2009, and should be read in conjunction with Appendix C to the joint proxy statement.

     The following information is added with respect to Mr. Richard S. Davis and Mr. Frank J. Fabozzi.†

				Aggregate		Aggregate
				Dollar		Dollar
				Range of		Range of
		Number of		Equity	Number	Share
		Shares of	Number of	Securities	of Share	Equivalents
		Common	Shares of	in Each	Equivalents	in Each
Name of Board Member	Fund Name	Stock	AMPS	Fund	(1)	Fund
Interested Board Member:
Richard S. Davis	The Massachusetts Health &
	Education Tax-Exempt Trust	500	None	$1-$10,000	—	—

Independent Board Member:
Frank J. Fabozzi	BlackRock MuniHoldings
	Insured Fund II, Inc.	10	None	$1-$10,000	—	—

	BlackRock MuniHoldings
	Insured Fund, Inc.	10	None	$1-$10,000	—	—

	BlackRock MuniYield
	Quality Fund II, Inc.	10	None	$1-$10,000	—	—

(1)	Represents, as of May 31, 2009, the approximate number of share equivalents owned under the deferred compensation plan in each Fund by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Preferred Income Strategies Fund, Inc. are eligible investments.

†	The table set forth below does not include certain columns included in Appendix C to the joint proxy statement which have not been updated.

     The following information replaces in its entirety the disclosure with respect to Mr. Richard E. Cavanagh set forth in Appendix C “Equity Securities Owned by Board Members” to the joint proxy statement dated July 17, 2009.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds
Independent Board Member:
Richard E. Cavanagh	BlackRock	100	None	$1-$10,000	Over	—	—	Over
	Corporate High				$100,000			$100,000
	Yield Fund, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	Corporate High
	Yield Fund III, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	Corporate High
	Yield Fund V, Inc.

	BlackRock	100	None	$1-$10,000		4,851	$10,001-
	Corporate High						$50,000
	Yield Fund VI, Inc.

	BlackRock Debt	100	None	$1-$10,000		—	—
	Strategies Fund, Inc.

	BlackRock
	Diversified Income	100	None	$1-$10,000		—	—
	Strategies Fund, Inc.

	BlackRock Enhanced	261	None	$1-$10,000		—	—
	Capital and Income
	Fund, Inc.

	BlackRock Enhanced	100	None	$1-$10,000		—	—
	Government Fund, Inc.

	BlakcRock Floating	100	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund II, Inc.

	BlakcRock Floating	100	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund, Inc.

	BlackRock Muni	100	None	$1-$10,000		—	—
	Intermediate
	Duration Fund, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniEnhanced
	Fund, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniHoldings
	Fund II, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniHoldings
	Fund, Inc.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds
Independent Board Member:
Richard E. Cavanagh	BlackRock	100	None	$1-$10,000		—	—
(continued)	MuniHoldings
	Insured Fund II, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniHoldings
	Insured Fund, Inc.

	BlackRock MuniVest	100	None	$1-$10,000		—	—
	Fund II, Inc.

	BlackRock MuniVest	100	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock MuniYield	100	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock MuniYield	100	None	$1-$10,000		—	—
	Insured Fund, Inc.

	BlackRock MuniYield	100	None	$1-$10,000		—	—
	Quality Fund II, Inc.

	BlackRock MuniYield	100	None	$1-$10,000		—	—
	Quality Fund Inc.

	BlackRock Preferred	100	None	$1-$10,000		—	—
	and Corporate
	Income Strategies
	Fund, Inc.

	BlackRock Preferred	100	None	$1-$10,000		3,622	$10,001-
	Income Strategies						$50,000
	Fund, Inc.

	BlackRock Senior	100	None	$1-$10,000		—	—
	High Income
	Fund, Inc.

	The Massachusetts	100	None	$1-$10,000		—	—
	Health & Education
	Tax-Exempt Trust

(1)	Represents, as of May 31, 2009, the approximate number of share equivalents owned under the deferred compensation plan in each Fund by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Preferred Income Strategies Fund, Inc. are eligible investments.

Annex D

5% Share Ownership

     The following information replaces in its entirety the disclosure with respect to PSW and PSY set forth in Appendix I to the joint proxy statement dated July 17, 2009. The information set forth below reflects holdings as reported in each shareholder’s section 13D or 13G filings as filed with the Securities and Exchange Commission as of June 29, 2009, as updated to the best of the Funds’ knowledge.

Fund	Investor	Address	Common Stock Held	% Held	AMPS Held	AMPS % Held
PSW	Spectrum Asset	2 High Ridge Park	857,000	8.31%	––	––
	Management,	Stamford, Connecticut
	Inc.*	06905

PSW	Claymore	2455 Corporate West Drive	553,709	5.37%	––	––
	Securities, Inc.*	Lisle, Illinois 60532

PSW	Bank of America	100 North Tryon Street	––	––	1,112	69.07%
	Corporation*	Charlotte, North Carolina
		28255

PSW	UBS AG*	Bahnhofstrasse 45	––	––	204	12.67%
		PO Box CH-8021
		Zurich, Switzerland

PSY	Spectrum Asset	2 High Ridge Park	2,967,300	7.27%	––	––
	Management,	Stamford, Connecticut
	Inc.*	06905

PSY	Bank of America	100 North Tryon Street	––	––	3,131	46.31%
	Corporation*	Charlotte, North Carolina
		28255

PSY	UBS AG*	Bahnhofstrasse 45	––	––	1,038	15.35%
		PO Box CH-8021
		Zurich, Switzerland

*	Indicates record holders that do not beneficially hold the shares.

D-1

CENCL-0709-SUP-2